                          Baker, Fentress & Company


                            [ARTWORK APPEARS HERE]







                                                             1998 MIDYEAR REPORT

DIRECTORS AND OFFICERS


BOARD OF DIRECTORS

Frederick S. Addy
Bob D. Allen
Jessica M. Bibliowicz
Eugene V. Fife
J. Barton Goodwin
James P. Gorter
David D. Grumhaus
Jeffrey A. Kigner
John A. Levin
Burton G. Malkiel
David D. Peterson
William H. Springer
Dean J. Takahashi

OFFICERS

James P. Gorter                   Chairman of the Board
John A. Levin                     President and Chief Executive Officer
James P. Koeneman                 Executive Vice President and Secretary
Scott E. Smith                    Executive Vice President
Julie A. Heironimus               Treasurer and Assistant Secretary

CORPORATE DATA

Transfer and Dividend Disbursing Agent
Harris Trust and Savings Bank
1-800-394-5187 or 312-360-5198

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
312-236-9190 or 1-800-BKF-1891

                         [RECYCLED LOGO APPEARS HERE]


    The Company's Midyear Report is printed on recycled paper. We encourage recycling and use of recycled products.

TO OUR SHAREHOLDERS

In the second quarter, the market, as measured by the S&P 500 Index, fluctuated within a relatively narrow range, ending the quarter with an increase of 3.3%. This rise was well below the market's 14.0% gain in the first quarter. For the six months ended June 30, 1998, the market was up 17.7%.

     As has been the case for some time, the market's performance has been extremely tiered. In the second quarter, the increase in the market capitalization of a group of only 14 stocks was equal to the increase in the market capitalization of the entire S&P 500 Index. In other words, there was no net increase in the market capitalization of the other 486 stocks comprising the index. Furthermore, the unweighted average return of these 14 stocks for the second quarter was 20.7%, while the unweighted average return on the remainder of the stocks in the index was a negative 2.0% (a). The gains achieved by these market leaders were reflected in the increases in their multiples, as the price/earnings ratio of these 14 stocks was 42.2x (b) based on the trailing four quarters, which is very high relative to historic valuations.

     The second quarter dramatically illustrated how the returns of a capitalization-weighted index such as the S&P 500 can be strongly impacted by the performance of a few stocks, masking the price action of the vast majority of other stocks in the Index. While a benchmark is an important way of measuring performance, an attempt to match a benchmark should not divert an investment manager from following its basic investment philosophy. We, and the investment management team at John A. Levin & Co., Inc. (Levco), believe that a market based on such narrow leadership contains significant risks and that the structuring of a diversified portfolio is especially important in such an environment, even at the cost of lagging the S&P 500 in the short term.

MIDYEAR RESULTS

Baker, Fentress & Company (BKF) total net assets at June 30, 1998 were $811.7 million, or $21.67 per share, compared with $783.7 million, or $21.78 per share, at December 31, 1997. Our net asset value total return was 9.8% for the six months ended June 30, 1998, and shareholder total return, which is based on market value, was 11.0%. This reflects a decrease in our discount from 16.2% at December 31, 1997 to 15.5% at June 30, 1998. The accompanying chart shows our Company-wide total return and the returns of our portfolio sectors for this six-month period.


TOTAL RETURNS
For Six Months Ended June 30,1998


[GRAPH APPEARS HERE]

BKF NAV                 9.8%

BKF MARKET             11.0%

PUBLIC                 10.1%

LEVCO                   7.6%

PRIVATE                35.4%

CTO                    -2.2%


     As previously announced, on May 5, 1998, midyear distributions totaling $2.00 per share ($1.75 in capital gain and $0.25 in ordinary income) were paid to shareholders of record as of March 27, 1998. As a result, the cash position in our public portfolio as of June 30, 1998 has been significantly reduced. Since we expect to make another capital gain distribution

(a) Birinyi Associates
(b) Baseline

                              Baker, Fentress & Company | Midyear Report 1998  1
                              --------------------------------------------------
and pay another ordinary income dividend in December, we anticipate that 1998 calendar year distributions will exceed 12% of average net assets for the 12 months ending October 31, 1998. Beginning in 1999, however, we intend to return to our minimum targeted payout of 8%.

  Although we have always accurately reported net asset value total return and shareholder total return for Baker Fentress, we recently discovered the total return for the public portion of our portfolio has been inaccurately reported in quarterly and annual shareholder reports since the acquisition of Levco at the end of June 1996. This was due to an incorrect internal calculation involving some dividend and interest income within the public portfolio by Baker Fentress. For example, total return for the public portfolio for 1997 was reported last year as 19.8%, whereas the correct number was 17.5%. The error in reporting public portfolio performance has been corrected in this report.

PUBLIC PORTFOLIO

As Levco implements its investment program, it seeks to construct a diversified portfolio with companies that possess one, or ideally several, of the following characteristics:

 1)   proprietary products or services;
 2)   an inexpensive valuation relative to asset value or cash flow;
 3)   new products or developments; or
 4)   securities with an attractive yield component.

This value-oriented approach seeks to produce positive relative performance during down or flat markets and provide superior returns over an entire market cycle. In this market environment, Levco is seeking to construct a portfolio containing stocks with strong relative values, some others with absolute value, and securities that can provide a significant degree of downside protection. The performance differential with respect to the S&P 500 is in large part attributable to the significant differences between the diversified structure of our value-oriented portfolio and the tiered nature of the current market.

LEVCO

In June, Levco announced the hiring of James H. Kelly, 46, as Director of Institutional Marketing and Client Services. Mr. Kelly has over 13 years experience in the investment management industry. Most recently, Mr. Kelly was for six years a managing director and a director of marketing at Harbor Capital Management Co. in Boston, where he was responsible for overseeing business development and client service.

  Complementing Levco's efforts in the retail area, Mr. Kelly will be launching a major effort in the institutional market. Seeking to take advantage of Levco's reputation, Mr. Kelly will be implementing a coordinated client service and marketing campaign directed at consultants, pension plans and other institutional clients.

  Levco's total assets under management as of June 30, 1998 were $8.2 billion, compared to $7.4 billion at the end of 1997. Unaudited revenues for the six months ended June 30, 1998 were $18.7 million, compared to $17.7 million for the same six month period in 1997.

  We continue to believe that Levco's 1998 earnings will be below those reported in 1997, primarily because of their continuing investments in people and infrastructure. Nevertheless, in June, Baker Fentress raised the value of our Levco investment by $6.6 million to reflect a number of factors, including our

2  Baker, Fentress & Company  Midyear Report 1998
   ----------------------------------------------
continuing confidence in Levco's long-term prospects and current market valuations of investment management companies.

CONSOLIDATED-TOMOKA
LAND CO. (CTO)

CTO's real estate operations are heavily influenced by the Florida economy, which remains strong. The company continues to add to its sales contract backlog, thereby improving prospects for real estate earnings. CTO's citrus production for the 1997-98 crop year was 1,255,508 boxes, a 20% increase over the prior year. Looking forward to the 1998-99 crop year, we note that Brazil, the world's leading citrus producer, is forecasting a large decrease in production. This decrease should support higher citrus prices and boost CTO's citrus earnings in the 1998-99 crop year.

     The recent fires in the Daytona Beach area caused only minimal economic losses to CTO's operations. While fires engulfed more than eight thousand acres of company land, they did not damage any structures or golf course property. Aggressive harvesting of fire damaged pine trees will largely eliminate any losses in timber value. Based on a preliminary assessment of the effect the fires will have on the local economy, no loss of future land sales is expected due to the fires.

PRIVATE PLACEMENTS

On June 30, 1998, Citadel Communications completed an initial public offering of
6.88 million common shares at a price of $16 (NASDAQ ticker symbol: CITC). We converted our CITC preferred shares into 2,239,236 common shares, which are valued at a 10% liquidity discount to their market price because they are subject to trading restrictions for 180 days following the initial public offering.

Prior to the public offering, BKF's investment in Citadel was carried at $22.4 million. On July 15, CITC shares closed at $20 3/8, resulting in a value of $41.1 million for our position.

     The improved liquidity provided by the CITC public offering reflects continued progress in our efforts to unwind the private placement portfolio. We remain confident this process can be largely completed over the next 12-18 months.

CLOSING COMMENTS

The quality of the Levco personnel and the growth of Levco's marketing, client servicing, and operations infrastructure give us optimism as we move into what we believe will be a challenging and exciting market environment. We are focused on planning and preparing for long-term success. As always, please feel free to contact us at (800) BKF-1891 with any questions or comments you may have.

Respectfully yours,

/s/ James P. Gorter
James P. Gorter
Chairman of the Board

/s/ John A. Levin
John A. Levin
President and
Chief Executive Officer

                               Baker, Fentress & Company  Midyear Report 1998  3
                               -------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                           June 30, 1998
                                                                            (Unaudited)
                                                                           -------------
Assets
          Investments, at Value:
         Portfolio securities:
              Unaffiliated issuers (cost $406,179,734)..................   $508,286,153
              Non-controlled affiliates (cost $13,110,996)..............     32,744,984
              Controlled affiliates (cost $136,676,517).................    235,645,905
                                                                           ------------
                  Total Investments (cost $555,967,247).................    776,677,042
          Cash and Cash Equivalents.....................................     40,407,153
          Receivable for Securities Sold................................      1,644,774
          Dividends and Interest Receivable.............................      2,634,060
          Other Assets..................................................        662,755
                                                                           ------------
                  Total Assets..........................................    822,025,784
                                                                           ------------
Liabilities
          Bank Borrowing................................................      5,000,000
          Payable for Securities Purchased..............................      4,492,871
          Payable to Affiliate for Investment Management Fee............        135,000
          Accounts Payable and Accrued Liabilities......................        678,423
                                                                           ------------
                  Total Liabilities.....................................     10,306,294
                                                                           ------------
Net Assets..............................................................   $811,719,490
                                                                           ============
Analysis of Net Assets
          Common Stock, $1 par value, authorized  60,000,000 shares;
              issued and outstanding  37,450,610 shares.................   $ 37,450,610
          Capital Surplus...............................................    440,734,434
          Undistributed Net Realized Gain from Investment Transactions..     61,183,725
          Other Retained Earnings (a)...................................     51,640,925
          Unrealized Appreciation of Investments........................    220,709,796
                                                                           ------------

Net Assets..............................................................  $ 811,719,490
                                                                          =============
Net Asset Value Per Share...............................................  $       21.67
                                                                          =============

          ---------------
          (a) Prior to January 1, 1970, operating and other non-portfolio activities were included in other retained earnings.

          See accompanying Notes to Financial Statements

4  Baker, Fentress & Company  Midyear Report 1998
-------------------------------------------------

STATEMENT OF OPERATIONS

                                                                             Six Months Ended
                                                                              June 30, 1998         Year Ended
                                                                               (Unaudited)       December 31, 1997
Investment Income:                                                           ----------------    -----------------
           Dividends from:
              Unaffiliated issuers..........................................   $  4,469,229        $  7,089,124
              Controlled affiliate..........................................      1,750,000           3,250,000
                                                                               ------------        ------------
                                                                                  6,219,229          10,339,124
                                                                               ------------        ------------
          Interest from:
              Unaffiliated issuers..........................................      1,615,118           4,151,774
              Non-controlled affiliates.....................................             --             960,000
              Controlled affiliates.........................................      3,648,750           7,442,931
                                                                               ------------        ------------
                                                                                  5,263,868          12,554,705
                                                                               ------------        ------------
                  Total Income..............................................     11,483,097          22,893,829
                                                                               ------------        ------------
Expenses:

          Investment management fee.........................................        769,231           1,536,578
          Administration and operations.....................................        786,817           1,319,697
          Interest on bank borrowing........................................        170,988           1,012,447
          Investment research...............................................        360,594             929,882
          Professional fees.................................................        171,608             370,476
          Directors' fees and expenses......................................        220,818             368,907
          Rent..............................................................        172,701             309,983
          Reports to shareholders...........................................        148,285             179,631
          Custodian and transfer agent fees.................................         70,277             117,854
          Taxes other than income...........................................         35,421              91,079
          Other.............................................................        139,849             520,757
                                                                               ------------        ------------
               Total Expenses...............................................      3,046,589           6,757,291
                                                                               ------------        ------------
                 Net Investment Income......................................      8,436,508          16,136,538
                                                                               ------------        ------------

Net Realized and Unrealized Gain:

          Net realized gain on sales of investments in unaffiliated issuers,
           including options purchased and closed short positions...........     74,960,570         100,020,610
          Net realized gain on covered call options written.................             --             103,416
                                                                               ------------        ------------
             Net realized gain..............................................     74,960,570         100,124,026
          Net change in unrealized appreciation.............................    (11,219,979)        (13,722,353)
                                                                               ------------        ------------
               Net Realized and Unrealized Gain.............................     63,740,591          86,401,673
                                                                               ------------        ------------

Net Increase in Net Assets Resulting from Operations........................   $  72,177,099       $102,538,211
                                                                               =============       ============

                See accompanying Notes to Financial Statements


                              Baker, Fentress & Company | Midyear Report 1998  5
                              --------------------------------------------------

STATEMENT OF CASH FLOWS

                                                                                      Six Months Ended
                                                                                       June 30, 1998           Year Ended
                                                                                        (Unaudited)          December 31, 1997
                                                                                      ----------------       -----------------
Cash Flows from Operating Activities:
             Net increase in net assets resulting from operations..............        $  72,177,099           $ 102,538,211
             Adjustments to reconcile increase in
              net assets resulting from operations to net cash
              provided by (used in) operating activities:
              Net realized and unrealized (gain) on investments................          (63,740,591)            (86,401,673)
              (Increase) decrease in receivable for securities sold............              366,948              (1,614,159)
              Decrease in deposits for securities sold short...................                   --              13,697,890
              (Increase) decrease in dividends and interest receivable.........              560,318              (1,344,935)
              (Increase) decrease in other assets..............................              (52,695)                 31,154
              Increase (decrease) in accounts payable and accrued liabilities..           (1,377,197)              1,456,807
              Increase in payable for investment management fee................                   --                  15,000
              Increase (decrease) in payable for securities purchased..........           (2,009,308)              6,502,179
              Net amortization of (discounts)..................................             (223,261)               (216,111)
                                                                                       -------------           -------------
                 Net cash provided by operating activities.....................            5,701,313              34,664,363
                                                                                       -------------           -------------
Cash Flows from Investing Activities:
          Purchases of portfolio securities and closing
            of short positions.................................................         (200,532,613)           (268,551,573)
          Proceeds from sales of portfolio securities
            and securities sold short..........................................          216,036,663             331,001,639
          Proceeds from options written........................................                   --                 366,138
          Cost of options repurchased..........................................                   --                (262,721)
          (Purchases) and sales/maturities of money
            market securities, net.............................................           29,753,562              (9,801,287)
                                                                                       -------------           -------------
                Net cash provided by investing activities......................           45,257,612              52,752,196
                                                                                       -------------           -------------
Cash Flows from Financing Activities:
          Repayment of bank borrowing..........................................                   --             (13,000,000)
          Dividends and capital gain distributions.............................          (44,174,832)            (59,967,171)
                                                                                       -------------           -------------
              Net cash (used in) financing activities..........................          (44,174,832)            (72,967,171)
                                                                                       -------------           -------------
Net Increase in Cash and Cash Equivalents......................................            6,784,093              14,449,388
Cash and Cash Equivalents at the
Beginning of the Period........................................................           33,623,060              19,173,672
                                                                                       -------------           -------------
Cash and Cash Equivalents at the
End of the Period..............................................................        $  40,407,153           $  33,623,060
                                                                                       =============           =============
Supplemental Disclosure of Noncash Financing Activities:
          Capital gain distribution reinvestments..............................        $  27,791,330           $  34,329,668
                                                                                       =============           =============

                See accompanying Notes to Financial Statements


6  Baker, Fentress & Company | Midyear Report 1998
--------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                     Six Months Ended
                                                                                      June 30, 1998           Year Ended
                                                                                       (Unaudited)        December 31, 1997

Operations:
          Net investment income....................................................     $  8,436,508          $ 16,136,538
          Net realized gain........................................................       74,960,570           100,124,026
          Net change in unrealized appreciation....................................      (11,219,979)          (13,722,353)
                                                                                        ------------          ------------
              Net increase in net assets resulting from operations.................       72,177,099           102,538,211
                                                                                        ------------          ------------

Distributions to Shareholders from:
          Net investment income....................................................       (4,610,788)          (15,795,572)
          Net realized gain........................................................      (67,355,374)          (78,501,267)
                                                                                        ------------          ------------
              Total distributions to shareholders..................................      (71,966,162)          (94,296,839)
                                                                                        ------------          ------------
                   Net increase in net assets from operations after distributions..          210,937             8,241,372
Capital Share Transactions-Net Increase............................................       27,791,330            34,329,668
                                                                                        ------------          ------------
Total Increase in Net Assets.......................................................       28,002,267            42,571,040
Net Assets at the Beginning of the Period..........................................      783,717,223           741,146,183
                                                                                        ------------          ------------
Net Assets at the End of the Period................................................     $811,719,490          $783,717,223
                                                                                        ============          ============


See accompanying Notes to Financial Statements


                               Baker, Fentress & Company  Midyear Report 1998  7
                               -------------------------------------------------

STATEMENT OF INVESTMENTS

June 30, 1998 - Unaudited                                Shares        Value
                                                         -------    -----------

INVESTMENTS IN UNAFFILIATED ISSUERS-62.62%
Public -- 60.63%
   Common Stock -- 57.92%
      Basic Materials -- 5.06%
        Air Products & Chemicals, Inc................    115,800    $ 4,632,000
        Allegheny Teledyne Incorporated..............    230,200      5,265,825
        E.I. du Pont de Nemours and Company..........    100,000      7,468,750
        Getchell Gold Corporation (b)................    240,500      3,697,688
        Inland Steel Industries, Inc.................    260,400      7,340,155
        Monsanto Company.............................    122,200      6,827,925
        Sealed Air Corporation (b)...................    158,240      5,815,320
                                                                    -----------
                                                                     41,047,663
                                                                    -----------
      Capital Goods -- 10.41%
        The Boeing Company...........................     96,436      4,297,477
        FMC Corporation (b)..........................     17,200      1,172,833
        General Electric Company.....................     86,000      7,815,250
        Harnischfeger Industries, Inc................    218,920      6,198,282
        Lockheed Martin Corporation..................     73,400      7,771,225
        Minnesota Mining and Manufacturing Company...    145,600     11,966,573
        Northrop Grumman Corporation.................    103,700     10,694,063
        Owens-Illinois, Inc. (b).....................    226,500     10,135,875
        Republic Services, Inc. (b)..................    123,300      3,144,150
        Rockwell International Corporation...........     51,300      2,462,400
        Sunstrand Corporation........................     30,600      1,751,850
        United Technologies Corporation..............    117,300     10,850,250
        York International Corporation...............    145,000      6,316,635
                                                                    -----------
                                                                     84,576,863
                                                                    -----------
      Communication Services -- 2.44%
        Bell Atlantic Corporation....................    191,000      8,714,375
        MediaOne Group Inc. (b)......................    245,000     10,764,810
        US West, Inc.................................      6,691        313,220
                                                                    -----------
                                                                     19,792,405
                                                                    -----------
      Consumer Cyclical -- 4.65%
        The Black & Decker Corporation...............    182,200     11,114,200
        J.C. Penney Company, Inc.....................     35,000      2,530,955
        TRW Inc......................................    151,500      8,275,687
        Tribune Company..............................    230,000     15,826,990
                                                                    -----------
                                                                     37,747,832
                                                                    -----------
      Consumer Staples -- 2.92%
        Fortune Brands, Inc..........................    147,300      5,661,917
        General Mills, Inc...........................    110,900      7,568,925
        Philip Morris Companies Inc..................    157,200      6,189,750
        Ralston Purina Company.......................     36,800      4,298,719
                                                                    -----------
                                                                     23,719,311
                                                                    -----------
      Energy -- 3.79%
        Amerada Hess Corporation.....................     77,400      4,203,826
        Sempra Energy (b)............................    542,844     15,097,847
        Unocal Corporation...........................    320,300     11,450,725
                                                                    -----------
                                                                     30,752,398
                                                                    -----------


        See accompanying Notes to Statement of Investments


8  Baker, Fentress & Company  Midyear Report 1998
-------------------------------------------------

STATEMENT OF INVESTMENTS

June 30, 1998 - Unaudited                                          Shares      Value
                                                                   -------  ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
      Financials -- 13.42%
        Ace Ltd..................................................  161,500  $  6,298,500
        Aetna Inc................................................  216,500    16,481,063
        American General Corporation.............................    7,500       533,910
        Aon Corporation..........................................  175,000    12,293,750
        The Bank of New York Company.............................  100,800     6,136,200
        BankBoston Corporation...................................    9,600       534,000
        The CIT Group, Class A...................................   35,000     1,312,500
        Citicorp.................................................   42,500     6,343,125
        CRIIMI MAE Inc...........................................   90,000     1,248,750
        EXEL Limited.............................................  126,600     9,843,150
        Fairfax Financial Holdings Ltd. (Stock Purchase Rights)..   78,000        34,125
        Financial Security Assurance Holdings Ltd................    6,200       364,250
        First Chicago NBD Corporation............................    6,000       531,750
        First Investors Financial Services Group, Inc. (b).......  177,300     1,130,288
        First Sierra Financial, Inc. (b).........................   15,000       457,500
        First Union Corporation..................................  138,750     8,082,188
        Fleet Financial Group, Inc...............................    4,500       375,750
        Heller Financial Inc. (b)................................   39,000     1,170,000
        KeyCorp..................................................    9,000       320,625
        Mid Ocean Limited (ORD)..................................   14,700     1,153,950
        Mutual Risk Management Ltd...............................   14,000       507,500
        NAC Re Corp..............................................   19,000     1,014,125
        NationsBank Corporation..................................   78,187     5,995,966
        Partner Re Ltd...........................................   79,000     4,029,000
        Risk Capital Holdings Inc. (b)...........................    6,200       154,616
        SLM Holding Corporation Inc..............................   24,100     1,180,900
        TIG Holdings, Inc........................................  310,000     7,130,000
        Terra Nova Holdings Ltd., Class A........................   32,800     1,029,100
        Tokio Marine and Fire Insurance Company (ADR)............  125,000     6,359,375
        Travelers Group Inc......................................   14,450       876,031
        UICI (b).................................................   49,000     1,335,250
        Unitrin, Inc.............................................   52,000     3,614,000
        Willis Corroon Group (ADR)...............................   82,000     1,030,164
                                                                            ------------
                                                                             108,901,401
                                                                            ------------

        See accompanying Notes to Statement of Investments

                               Baker, Fentress & Company  Midyear Report 1998  9

STATEMENT OF INVESTMENTS

June 30, 1998 - Unaudited                                   Shares or
                                                            Principal
                                                             Amount       Value
                                                            ---------  ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)

      Health Care -- 3.39%
        Eli Lilly and Company...........................      159,700  $ 10,580,125
        Genentech, Inc. (b).............................      139,400     9,461,775
        Pfizer Inc......................................       69,000     7,499,472
                                                                       ------------
                                                                         27,541,372
                                                                       ------------
      Technology -- 4.83%
        First Data Corporation..........................      423,700    14,114,718
        Hewlett-Packard Company.........................       78,400     4,694,200
        International Business Machines Corporation.....       86,900     9,977,250
        Philips Electronics N.V.........................       53,300     4,523,837
        Texas Instruments Incorporated..................      100,700     5,872,119
                                                                       ------------
                                                                         39,182,124
                                                                       ------------
      Utilities -- 7.01%
        Consolidated Edison of New York, Inc............       65,700     3,026,339
        Duke Energy Corporation.........................      365,540    21,658,245
        Marketspan Corporation..........................      498,520    14,924,692
        Potomac Electric Power Company..................      455,100    11,406,171
        Texas Utilities Company.........................      141,100     5,873,288
                                                                       ------------
                                                                         56,888,735
                                                                       ------------
               Total common stock (Cost $369,830,589)...                470,150,104
                                                                       ------------
   Preferred Stock -- 1.22%
        Aetna Inc., 6.25% Class C.......................       25,000     1,878,125
        Owens-Illinois Inc., 4.75%......................       37,600     1,959,900
        Sealed Air Corporation, $2.00 Series A..........       42,750     1,795,500
        Union Pacific Capital Trust, 6.25% (h)..........       93,100     4,270,962
                                                                       ------------
               Total preferred stock (Cost $9,672,195)..                  9,904,487
                                                                       ------------
   Convertible Bonds -- 1.49%
        Hewlett-Packard Company, Zero Coupon Bond
         due 10/14/2017 (h).............................  $22,785,000    12,076,050
                                                                       ------------
           Total convertible bonds (Cost $12,336,338)...                 12,076,050
                                                                       ------------
           Total public portfolio (Cost $391,839,122)...                492,130,641
                                                                       ------------

        See accompanying Notes to Statement of Investments

10  Baker, Fentress & Company  Midyear Report 1998

STATEMENT OF INVESTMENTS

June 30, 1998 - Unaudited                                                              Shares or
                                                                                       Principal
                                                                                        Amount        Value
                                                                                      -----------  ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
Private Placement -- 1.99%
        Paracelsus Healthcare Corporation - hospital management company
          Common Stock (b)(c)(e)....................................................      535,443  $  1,338,608
        Security Capital U.S. Realty - real estate investment trust
          Common Stock (b)..........................................................      983,528    13,080,917
        Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)...................   $  210,453     1,708,441
        Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)............   $   61,175        27,546
                                                                                                   ------------
                Total private placement portfolio (Cost $14,340,612)................                 16,155,512
                                                                                                   ------------
        Total investments in unaffiliated issuers (Cost $406,179,734)...............                508,286,153
                                                                                                   ------------
INVESTMENTS IN NON-CONTROLLED AFFILIATES -- 4.03%
      Private Placement -- 4.03%
        Citadel Communications Corporation - radio broadcasting
          Common Stock (b)(c)(f)....................................................    2,239,236    32,244,984
        TBN Holdings Inc. - hazardous waste recycler
           12% Subordinated Note Due 12/31/2002 (b)(c)(d)(g)........................   $8,000,000       500,000
           Series C-3 Convertible Preferred Stock (b)(c)(d).........................    1,511,628        --
           Stock Purchase Warrants Expiring 12/31/2002 (b)(c)(d)....................    1,100,000        --
                                                                                                   ------------
        Total investments in non-controlled affiliates (Cost $13,110,996)...........                 32,744,984
                                                                                                   ------------
INVESTMENTS IN CONTROLLED AFFILIATES -- 29.03%
      Publicly-Traded -- 10.70%
        Consolidated-Tomoka Land Co., Common Stock
         (majority-owned) - development of Florida real estate;
         production and sale of citrus fruit (Cost $5,030,627)......................    5,000,000    86,875,000
                                                                                                   ------------
      Private Placement -- 1.36%
        DuroLite International, Inc. - manufacturer and distributor of specialized lighting products
          Convertible Preferred Stock (b)(c)(d).....................................        2,500     2,627,250
          12% Subordinated Note due 11/03/2004 (c)(d)...............................  $ 8,000,000     7,872,750
        E-Sales, Inc. - diversified environmental services marketing organization
          Convertible Preferred Stock (b)(c)(d).....................................      500,000       500,000
                                                                                                   ------------
            Total private placement portfolio (Cost $11,000,000)....................                 11,000,000
                                                                                                   ------------
      Wholly-Owned Subsidiary -- 16.97%
        Levin Management Co., Inc - investment management
          Common Stock (b)(c)(d)....................................................        1,000    72,770,905
          9.75% Notes due 06/28/1999 (c)(d).........................................  $65,000,000    65,000,000
                                                                                                   ------------
            Total wholly-owned subsidiary (Cost $120,645,890).......................                137,770,905
                                                                                                   ------------
        Total investments in controlled affiliates (Cost $136,676,517)..............                235,645,905
                                                                                                   ------------
TOTAL INVESTMENTS -- 95.68% (Cost $555,967,247).....................................                776,677,042
                                                                                                   ------------
Cash and Other Assets, Less Liabilities -- 4.32%....................................                 35,042,448
                                                                                                   ------------
NET ASSETS -- 100.00%...............................................................               $811,719,490
                                                                                                   ============

        See accompanying Notes to Statement of Investments

                              Baker, Fentress & Company  Midyear Report 1998  11

 NOTES TO STATEMENT OF INVESTMENTS (Unaudited)

     ---------------
     (a) Based on the cost of investments of $505,062,564, for federal income tax purposes at June 30, 1998, net unrealized appreciation was $271,614,478, which consisted of gross unrealized appreciation of $296,924,830 and gross unrealized depreciation of $25,310,352.

     (b)  Non-income producing security.

     (c) Securities subject to legal or contractual restrictions on sale. Valued at cost on the dates of acquisition and at a fair value as determined in good faith by the board of directors of the Company as of June 30, 1998, based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors may include, but are not limited to, type of securities, nature of business, marketability, restrictions on disposition, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, valuation of recent mergers and acquisitions of similar companies, current financial condition and operating results, sales and earnings growth, operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

          The values determined by the board of directors may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant. The aggregate value of restricted securities was $184,590,484 or 22.7% of net assets, at June 30, 1998.

     (d) There were no unrestricted securities of the same issue outstanding on June 30, 1998 or the dates of acquisition.

     (e) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.

     (f) Represents 90% of the current market price of unrestricted common stock of Citadel Communications Corporation.

     (g)  Security not current as to payment of interest.

     (h) Security exempt from registration requirements under Rule 144A of the Securities Act of 1933 which permits resales of eligible securities issued in private placements and other transactions to "Qualified Institutional Investors."





12  Baker, Fentress & Company | Midyear Report 1998
---------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--(Unaudited)



NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Company invests for total return with an emphasis on capital appreciation.


Investment valuation

Investments are stated at "value." Securities traded on securities exchanges or on the Nasdaq National Market are valued at the last reported sales prices on the day of valuation; listed and Nasdaq securities for which no sales were reported on that day and other securities traded in the over-the-counter market are valued at the mean of closing bid and asked prices on that day. Money market securities are valued at amortized cost, which approximates market value. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered not to reflect fair value, are valued at a fair value as determined by the board of directors as explained in Note (C) in the Notes to Statement of Investments. The values determined by the board of directors, including the values of the Company's investments in Consolidated-Tomoka Land Co. (CTO) and Levin Management Co., Inc. (Levco), discussed below, may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the Company's financial statements may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.


     The Company may be considered to be a "controlling person" of CTO and Levco within the meaning of the Securities Act of 1933. A public distribution of shares of these companies would require registration under the Securities Act. The shares of CTO are valued by the board of directors at the closing price as reported by the American Stock Exchange on the day of valuation. The shares of Levco are not publicly-traded and are valued at a fair value as determined by the board of directors.


Investment transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis.


Investment income

The Company records dividends on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount. Such income is classified based on the affiliation status of the issuer as of the date of the financial statements.


Cash equivalents

The Company maintains cash balances at its custodian bank in an interest-bearing demand deposit account.


Federal income taxes, dividends, and distributions to shareholders

In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Company intends to distribute substantially all of its taxable net investment income (including net realized short-term capital gain, if any) within the time limits prescribed by the Internal Revenue Code. Accordingly, no provision has been made for federal income or excise tax on such income.

     Dividends and distributions payable to shareholders are recorded by the Company on the ex-dividend date.



                             Baker, Fentress & Company | Midyear Report 1998  13
                             ---------------------------------------------------

NOTE 2. CAPITAL STOCK

Transactions in capital stock for the first six months of 1998 and for the year ended December 31, 1997 were as follows:

                              Shares                   Amount
                      -----------------------  ------------------------
                         1998         1997         1998         1997
                      ----------   ----------  -----------  -----------
Reinvestment of
  capital gain
  distributions....    1,467,529    1,940,900  $ 1,467,529  $ 1,940,900

Increase in
  capital surplus..                             26,323,801   32,388,768
                                               -----------  -----------
  Net increase.....                            $27,791,330  $34,329,668
                                               -----------  -----------

     The Company may purchase shares of its own stock in open market or private transactions from time to time and at such prices and amounts as management may deem advisable. Since such purchases are made at prices below net asset value, they increase the net asset value per share of the remaining shares outstanding. The Company made no such purchases for the first six months of 1998 and for the year ended December 31, 1997.


NOTE 3. EXPENSES

Aggregate compensation paid or accrued during the first six months of 1998 and for the year ended December 31, 1997 to officers of the Company amounted to $400,037 and $930,000, respectively. Fees, excluding expenses, of $183,500 and $303,400 were incurred during the first six months of 1998 and for the year ended December 31, 1997, respectively, for directors who were not officers of the Company.


NOTE 4. FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS

In December of each year, the Company distributes to its shareholders all or a portion of its net long-term capital gain realized during the year. The capital gain distribution is paid in additional shares of the Company's stock, or in cash if so elected by individual shareholders.

     In 1997, the Company made a long-term capital gain distribution of $2.23 per share, of which 54.7% is subject to a 20% capital gain tax rate, and 45.3% is subject to a 28% capital gain tax rate. Approximately 44.1% of the $0.54 per share of ordinary income dividends paid during 1997 qualified for the corporate dividends received deduction, and 4.6% represented income earned on U.S. government obligations. In the first six months of 1998, the Company made a long-term capital gain distribution of $1.75 per share. An additional long-term capital gain distribution will be paid in December 1998.


NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during the first six months of 1998, excluding money market investments, aggregated $200,532,613 and $216,036,663, respectively.


NOTE 6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company may sell securities short or enter into option transactions. Even though the Company engaged in this activity in 1997, there were no such transactions for the months ended June 30, 1998.


NOTE 7. RETIREMENT PLANS AND POST-RETIREMENT HEALTH CARE BENEFITS

The Company maintains a non-contributory money purchase pension plan covering all employees. Company contributions are based on compensation. Total plan contributions for 1997 were $180,870.

     The Company also provides certain health care benefits for retired employees. All of the Company's employees become eligible for these benefits upon retirement and the coverage is provided on a contributory basis. These benefits are subject to deductible and co-payment provisions, medicare supplements and other limitations. The net expense for post-retirement health care benefits for 1997 was $75,270.



14  Baker, Fentress & Company | Midyear Report 1998
---------------------------------------------------

NOTE 8. BANK BORROWING AND LINE OF CREDIT

On June 24, 1996, the Company entered into a $40 million revolving credit agreement with The Northern Trust Company. The facility expires on June 24, 1999. Borrowings outstanding are at the London Interbank Offered Rate (LIBOR) plus 0.35%. The commitment fee associated with the unused portion of the revolving credit agreement is 0.08% per annum.

  The amount outstanding at June 30, 1998 was $5.0 million. The interest rate is reset periodically under the revolving credit facility and the fair value of the debt at June 30, 1998 approximates its carrying value. The maximum borrowing and the average daily borrowing balances during the period for which borrowings were outstanding were $5.0 million and $5.0 million, respectively. The interest rate at June 30, 1998 and the weighted average interest rate during the first six months of 1998 were 6.1% and 6.2%, respectively.

NOTE 9. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Agreements:
The Company has an investment advisory contract with John A. Levin & Co., Inc., a wholly-owned subsidiary of Levin Management Co., Inc., and an indirect wholly-owned subsidiary of the Company, which provides for payment of a fee at an annual rate of 0.30%, based on the value of the assets of the public portfolio of the Company. For the six months ended June 30, 1998, the Company incurred management fees of $769,231. The Company's investments, other than the public portfolio, are managed by the Company's officers under the supervision of its board of directors.

 A summary of transactions with affiliated companies during the six months ended June 30, 1998 follows:

                              Purchases    Realized
                               (Sales)    Gain (Loss)     Income
                              ---------   -----------   ----------
Consolidated-Tomoka
     Land Co................   $  --        $  --       $1,750,000
DuroLite International
     Note...................      --           --          480,000
Levin Management Co., Inc.
     Common stock...........      --           --            --
     Notes due 6/30/1997
       and 6/28/1999........      --           --        3,168,750
TBN Holdings
     Note...................      --           --
E-Sales Inc.
     Convertible
     Preferred..............    500,000     $  --
                               --------   -----------   ----------
                               $500,000     $  --       $5,938,750
                               --------   -----------   ----------

NOTE 10. YEAR 2000

The Company could be adversely affected if the computer systems used by the Company and its service providers, including John A. Levin & Co., Inc., do not properly process and calculate date-related information relating to the Year 2000. The Company is taking steps that it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Company's other major service providers. The Company does not expect to incur any significant costs in order to address the Year 2000 problem. However, at this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

                           Baker, Fentress & Company  Midyear Report 1998  15
                           --------------------------------------------------

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Shareholders was held on June 11, 1998. The results of all matters voted on by shareholders were as follows:

     A proposal to approve and ratify the selection of Ernst & Young LLP as the Company's independent auditors for 1998 was approved with 31,018,070 votes for, 83,921 votes against and 190,638 votes abstaining.

     In addition, shareholders elected five directors, as follows:

            Nominee                          For           Withheld
            -------                      ----------        --------
            Bob D. Allen                 31,145,569        147,061
            Jessica M. Bibliowicz        30,936,469        356,135
            David D. Peterson            31,118,076        174,554
            William H. Springer          31,133,853        158,777
            Dean J. Takahashi            31,056,957        235,674

     The term of office of the following directors continued after the meeting:
Frederick S. Addy, Eugene V. Fife, J. Barton Goodwin, James P. Gorter, Dave D. Grumhaus, Jeffrey A. Kinger, John A. Levin and Burton G. Malkiel.


PORTFOLIO CHANGES EXCEEDING $2.5 MILLION

Quarter Ended June 30, 1998 - Unaudited


Purchases                                      Cost       Sales                                      Proceeds
---------                                   -----------   -----                                     -----------
Eli Lilly and Company....................   $12,547,657   Union Texas Petroleum Holdings, Inc. ..   $ 7,823,314
Northrop Grumman Corporation.............    11,055,987   Union Pacific Corporation..............     4,406,284
TRW Inc..................................     8,276,413   Pfizer Inc.............................     4,265,061
The Bank of New York Company.............     5,065,040   Electronic Data Systems Corporation....     4,178,761
Philips Electronics N.V..................     4,879,870   Xerox 0.57% Conv. Bond due 4/21/98.....     3,545,800
Sealed Air Corporation...................     4,644,457   E.I. du Pont de Nemours
Xerox 0.57% Conv. Bond due 4/21/98.......     3,539,076    and Company...........................     2,974,374
Long Island Lighting Company.............     3,213,554   Rhone-Poulenc S.A. (ADR)...............     2,860,183
Texas Instruments Incorporated...........     3,067,511   Warner-Lambert Company.................     2,804,984
Republic Services, Inc...................     2,959,200                                             -----------
Hewlett-Packard Company..................     2,753,624                                             $32,858,761
Inland Steel Industries, Inc.............     2,726,261                                             ===========
                                            -----------
                                            $64,728,650
                                            ===========

16  Baker, Fentress & Company | Midyear Report 1998
---------------------------------------------------

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 1998 and the year ended December 31, 1997.

                                                                                   Six Months Ended    Year Ended
                                                                                     June 30, 1998    December 31,
                                                                                      (Unaudited)         1997
                                                                                   ----------------   ------------
Per Share Operating Performance
          Net asset value, beginning of year..................................          $  21.78        $  21.77
                                                                                        --------        --------
               Net investment income..........................................               .35            0.72
               Net realized gain (loss) and net change in unrealized
                   appreciation and other changes.............................              1.65            2.26
                                                                                        --------        --------
          Total investment operations.........................................              2.00            2.98
          Less distributions:
               Dividends from net investment income...........................             (0.25)          (0.54)
               Distribution from net realized gain............................             (1.75)          (2.23)
                                                                                        --------        --------
          Total distributions.................................................             (2.00)          (2.27)
                                                                                        --------        --------
          Dilution (a) resulting from:
               Reinvestment of capital gain distribution......................             (0.11)          (0.20)
                                                                                        --------        --------
          Total dilution......................................................             (0.11)          (0.20)
                                                                                        --------        --------
          Net asset value, end of period......................................          $  21.67        $  21.78
                                                                                        ========        ========
          Per share market price, end of period...............................          $18.3125        $  18.25
Total Investment Return-Shareholder Return....................................             10.95%          25.17%
Ratios to Average Net Assets
          Expenses............................................................               .77%            .87%
          Expenses before interest on bank borrowing..........................               .73%            .74%
          Net investment income...............................................              2.13%           2.07%
Supplemental Data
          Net assets, end of period (000's omitted)...........................           811,719         783,717
          Portfolio turnover..................................................             53.23%          33.72%
          Shares outstanding, end of period (000's omitted)...................            37,451          35,983
          Average commission rate paid per share..............................          $  .0591        $  .0582

      ---------------
      (a) Effect of the Company's issuance of shares at a price below net asset value.

                             Baker, Fentress & Company | Midyear Report 1998  17
                             ---------------------------------------------------

                 [BAKER, FENTRESS & COMPANY LOGO APPEARS HERE]

                           Baker, Fentress & Company
                               Established 1891
                      SUITE 3510, 200 WEST MADISON STREET
                            CHICAGO, ILLINOIS 60606